As filed with the Securities and Exchange Commission on April 30, 2024

Registration Nos. 333-239740

811-06130

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.64	☒

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	May 1, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

First Choice

An Individual Flexible Premium Deferred Variable Annuity Contract

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142 Phone Number:

1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

Offered by Nassau Life Insurance Company through First Investors Life Variable Annuity Fund C

This prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”). The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value.

When You purchase a Contract, You allocate Your Purchase Payments (less certain applicable charges) to one or more “Subaccounts” of First Investors Life Variable Annuity Fund C (“Separate Account C” or “Separate Account”) or to the Fixed Account. Each of the Subaccounts invests, at net asset value, in shares of a series in the designated Funds described in Appendix A: Funds Available Under the Contract.

The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.

The Contract is no longer available for new sales. Existing Contractowners may continue to make additional Purchase Payments.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2024.

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NNY does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.

The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the Contract other than as described in this prospectus or any supplements thereto, or in any supplemental sales material We authorize.

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GLOSSARY OF SPECIAL TERMS

Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account C before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value of each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments. Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.

Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Beneficiary – The person or entity that is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

Contract – An individual flexible premium deferred variable annuity contract offered by this prospectus.

Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract. Unless otherwise specified, the term also includes any Joint Contractowners.

Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.

Contract Year (and Contract Month and Contract Quarter) – A one-year period of time initially as measured from the Contract’s Effective Date and then as measured from the Contract’s Anniversary after the first Contract Year. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.

Effective Date – The date the Contract is issued by NNY.

Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.

Fund – A mutual fund underlying this Contract.

General Account – All assets of NNY other than those allocated to Separate Account C and other segregated investment accounts of NNY.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.

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Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.

Maturity Date – The date on which annuity payments begin.

Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Separate Account C or the Separate Account – The segregated investment account entitled “First Investors Life Variable Annuity Fund C”, established by NNY pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account C. Each Subaccount invests in the shares of a single Fund.

Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.

Valuation Date – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading.

Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the annuity income period based on the net investment experience of the Subaccounts.

We (Us and Our) – NNY.

You (and Your) – A Contractowner who is reading this prospectus.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If You withdraw money from Your Contract, You may be assessed a surrender charge. The maximum surrender charge is 8%, and a surrender charge applies during the first eight years after a Purchase Payment was made.

For example, if You withdraw a $100,000 Purchase Payment during the first year that the Purchase Payment was made, You could be assessed a charge of up to $8,000 on the Purchase Payment being withdrawn.

Fee Table; Contract Expenses—Surrender Charges
Transaction Charges	In addition to surrender charges, We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.			Fee Table; Appendix A: Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base contract	1.03%(1)	1.03%(1)
	Investment options (underlying fund fees and expenses)	0.21%(2)	1.15%(2)

(1) As a percentage of average Accumulation Value. (2) As a percentage of underlying Fund assets. Fund fees are as of 12/31/2023. Fund fees can vary from year to year.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,174	$1,979
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No sales charges • No additional Purchase Payments, transfers, or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No sales charges • No additional Purchase Payments, transfers, or withdrawals

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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A Purchase Payment being withdrawn is subject to a surrender charge, until several years have passed since the Purchase Payment was made.

•   Surrender charges will reduce the value of Your Contract if You withdraw money during the surrender charge period.

•   The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options

•   An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract.

•   Each Fund (as well as the Fixed Account) will have its own unique risks, and You should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Funds Available Under the Contract; The Fixed Account
Insurance Company Risks	An investment in the Contract is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available at www.nfg.com.	Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your Purchase Payments to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

Nassau Life, The Separate Account, the Fixed Account and the Subaccounts Policies on Frequent Reallocation Among Subaccounts

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TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•   If You purchase the Contract through an individual retirement account (IRA) or qualified retirement plan, You do not receive any additional tax benefit.

•   Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

Federal Tax Information

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

To compensate those who have sold or service a Contract, We generally pay compensation as a percentage of Purchase Payments invested in the Contract. We also may pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a Contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this Contract over another investment. Currently, We do not offer this Contract for new sales.

Distribution of the Contract
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Contract in place of another contract You currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the contract rather than continue to own Your existing contract. Currently, We do not offer this Contract for new sales, and thus would not offer this Contract in connection with such a replacement transaction.	Distribution of the Contract

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 OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity Contract is between You and NNY. The Contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the Contract for other purposes should consult with their tax advisors. If You are purchasing a Contract for an IRA or qualified retirement plan, You should note that this Contract does not provide any additional tax deferral benefits beyond those provided by the IRA or qualified retirement plan and You should not consider the Contract for its tax treatment, but for its investment and annuity benefits.

Because the Contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the Contract is best suited for those with a long term investment horizon. Although You have the ability to make partial withdrawals and/or fully surrender the Contract at any time during the Accumulation Phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Contract for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes. The Contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The Contract has two phases: an Accumulation Phase and a Payout Phase. During the Accumulation Phase, You can apply Purchase Payments to Your Contract, and We provide a death benefit. You bear the investment risk, whether a gain or loss, for any Accumulation Value allocated to the Separate Account. The Payout Phase begins when You start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options. Once You convert to the Payout Phase, You receive a stream of annuity payments and You will be unable to make withdrawals. Moreover, when you annuitize, the Contract’s death benefit terminates. Any amount payable upon death will depend on the annuity option You select.

The Contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying Funds. The owner assumes the risk of gain or loss according to the performance of the underlying Funds. Investments in the Fixed Account provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Accumulation Value will equal or exceed Purchase Payments made under the Contract.

Additional information about each Fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make additional Purchase Payments of at least $200 each during the Accumulation Phase of the Contract. We generally do not limit the maximum amount of Purchase Payments under a Contract. Your Purchase Payments are allocated to the Subaccounts or the Fixed Account as You instruct, subject to certain limitations.

We offer a Systematic Transfer Option that allows for a specified dollar amount of Subaccount Accumulation Value to be transferred from any one or more Subaccounts to any one or more other Subaccounts at monthly or quarterly intervals. We also offer an Automated Subaccount Reallocation Option that automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. There is currently no charge for the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

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Prior to the Maturity Date, You may elect to transfer all or any part of the Accumulation Value among one or more Subaccounts or the Fixed Account, subject to the limitations established for the Fixed Account and the Subaccounts. After the Maturity Date under variable annuity payment options, You may elect to transfer all or any part of the Annuity Unit value among one or more Subaccounts. Transfers between the Subaccounts are subject to disruptive trading and market timing restrictions.

Withdrawals. You may make a partial or full surrender of Your Contract during the Accumulation Phase for its Accumulation Value less any applicable surrender charge. Each Contract Year, You may surrender up to 10% of total Purchase Payments not previously surrendered without a surrender charge.

Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59 1/2. For more information, see “Federal Income Taxes.”

Guaranteed Death Benefit. For no additional charge, the Contract provides for payment to the Beneficiary on the death of the Annuitant any time before the Maturity Date of the Contract. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders; or (ii) the Accumulation Value.

Upon the death of a Contractowner who is not also the Annuitant, We pay only the Accumulation Value to the Beneficiary.

FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Maximum Surrender Charge (as a percentage of Purchase Payments surrendered)	8.00%[1]
Systematic Transfer Option/Automated Subaccount Reallocation Option Charge
(per transaction)
Maximum		$10
Current		None

[1]

The surrender charge percentage that applies to a Purchase Payment decreases over eight years after receipt of the Purchase Payment so that there is no surrender charge after eight years. The surrender charge for the Contracts is as follows:

Percent	8%	7%	6%	5%	4%	3%	2%	1%	0%
Number of years from receipt of Purchase Payment	Less than 1	1	2	3	4	5	6	7	8 or more

Each Contract Year, You may surrender up to 10% of total Purchase Payments without a surrender charge. See “FINANCIAL INFORMATION – CONTRACT EXPENSES—Surrender Charges” for additional information.

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The next table describes the fees and expenses that You will pay each year during the time that You own the Contract (not including annual underlying Fund fees and expenses).

Annual Contract Expenses Administrative Expenses[1]
Maximum	$50.00
Current	$35.00[2]

Base Contract Expenses[3] (as a percentage of daily average account value)	1.00%

[1]	We call this charge the annual contract charge elsewhere in this prospectus. See “FINANCIAL INFORMATION – CONTRACT EXPENSES – OTHER CHARGES – Annual Contract Charge” for additional information.
[2]	The current annual contract charge is guaranteed to not increase during the first 10 Contract Years.
[3]	We call this charge the Mortality and Expense Risk Charge elsewhere in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that you pay periodically during the time that You own the Contract. A complete list of underlying Funds available under the Contract, including their annual expenses, may be found at the back of this document in Appendix A.

Annual Underlying Fund Expenses	Minimum	Maximum
(Expenses that are deducted from underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.15%

[1]	Fund expenses are as of 12/31/23, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

Example

This Example is intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual underlying Fund expenses.

The Example assumes that You invest $100,000 in the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive annual underlying Fund expenses. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,683	$11,695	$14,766	$25,040

If You annuitize or do not surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,211	$6,816	$11,677	$25,040

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Contract.

Investment Risk. You bear the risk of any decline in the Accumulation Value caused by the performance of the underlying Funds. Those Funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

If on any Valuation Date the total Accumulation Value equals zero, the Contract will immediately terminate without value.

Risks Related to Fixed Account. The Fixed Account is one investment option under the Contract to which You may allocate Purchase Payments and Accumulation Value. You may only make one transfer either to or from the Fixed Account in any 12-month period. Each transfer from the Fixed Account is limited to the greatest of: (i) 25% of the Fixed Account Accumulation Value; (ii) the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or (iii) $1,000. You earn a fixed rate of interest under the Fixed Account. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what You might earn from other investment options under the Contract. Payment of amounts under the Fixed Account is contingent on Our having the financial solvency to make such payments.

Insurance Company Insolvency. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to meet Our obligations under the Contract. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account, the death benefit and annuity payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. For federal tax purposes, the amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily federal estate-tax free) to the Beneficiary; an annuity death benefit does not.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things,

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the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Contracts, and the Nassau Companies of New York, which provides administrative services for the Contracts.

Prior to July 8, 2020, the issuer of the Contract was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Contracts. The Merger did not affect the terms of, or the rights and obligations under, the Contracts other than to change the insurance company that provides Contract benefits from FLIAC to NNY. The Contracts continue to be funded by the Separate Account. Contract values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Contractowners.

For information or service concerning a Contract, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for

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overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6317. You may also contact Us through Our website at www.nfg.com.

You should send any Purchase Payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account C

First Investors Life Variable Annuity Fund C was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.

We segregate the assets of Separate Account C from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account C. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account C. We credit to, or charge against, the Subaccounts of Separate Account C realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.

Each Subaccount invests its assets in a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Fixed Account

The Fixed Account is not part of Separate Account C. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account C or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for contracts issued since 2013). This rate is subject to redetermination annually as described below.

On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.

We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.

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You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Therefore, neither the General Account (including the Fixed Account) nor any of its interests are subject to these Acts. These disclosures, however, are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The Subaccounts

You choose the Subaccounts to which You allocate Your Purchase Payments. The Subaccounts are investment options of the Separate Account. The Subaccounts invest in the underlying Funds. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds available to Contractowners were selected to provide a range of investment options from conservative to more aggressive investment strategies. Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000020. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS

We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.

Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will generally not accept for a purchase of a First Choice Variable Contract the proceeds from a surrender of one of Our other variable annuities. We do not limit the

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maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to additional review by NNY. We reserve the right to reject such payments.

Your Purchase Payments allocated to the Subaccounts buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order. We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment in Good Order after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.

ALLOCATION OF PURCHASE PAYMENTS

When You purchase a Contract You select the percentage allocation of Your Purchase Payment to the Subaccounts and the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must add to 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent Purchase Payments will be allocated according to Your allocation instructions on file, unless You request a change in Your allocation instructions. A change in the allocation percentages for future additional Purchase Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.

REALLOCATIONS AMONG SUBACCOUNTS

Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in Our Systematic Transfer Option, or participation in Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?

The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or conditionally transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account C’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account C.

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In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders. In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PHASE

Determining Your Accumulation Value

The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.

Fixed Account Accumulation Value

On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account. The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:

1.	any additional Purchase Payments allocated to the Fixed Account;

2.	any transfers into the Fixed Account; and

3.	interest accrued on the Fixed Account Accumulation Value.

less the sum of the values of the following transactions that have occurred since the previous day:

1.	any transfers out of the Fixed Account;

2.	any partial surrenders allocated to the Fixed Account; and

3.	if due subsequent to the previous day, the portion of the annual Contract charge for the current Contract Year allocated to the Fixed Account.

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Subaccount Accumulation Value

The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value. Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.

Accumulation Unit values are determined as of the end of each Valuation Date. Contract Transaction requests are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. If a Contract Transaction request is received in Good Order before the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of that day. If a Contract Transaction request is received in Good Order after the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of the next Valuation Date. The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where

(a)

is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted by Us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and

(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request, or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:

1.	25% of the Fixed Account Accumulation Value;

2.	the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or

3.	$1,000.

Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the Maximum Fixed Account Allocation Percentage specified in the Contract schedule. Transfer requests that do not comply with these limitations will be rejected.

A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.

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Telephone Transfer Option

You may make transfers of Accumulation Value as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	$10 (per transaction)	None	• Only available during the Accumulation Phase • Minimum transfer amount is $100 • Not available for the Fixed Account • Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation	Standard	$10 (per transaction)	None

•  Only available during the Accumulation Phase

•  Not available for the Fixed Account

•  A transfer request made while this option is in effect cancels enrollment

•  Program may be discontinued or modified in the future

Death Benefit	Pays a cash benefit upon death during the Accumulation Phase. Upon the death of the Annuitant, the benefit equals the greater of Purchase Payments (adjusted for withdrawals) and the Accumulation Value.	Standard	None	None	• Withdrawals may significantly reduce the benefit, and the reduction may be greater than the amount withdrawn • Benefit upon death of Contractowner who is not also the Annuitant is Accumulation Value

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Systematic Transfer Option

You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating accounts(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.

The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a)	is equal to:

1.	the allocation percentage You have specified for the Subaccount; divided by

2.	the sum of the allocation percentages for all such Subaccounts; and

(b)	is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Death Benefits Before Commencement of Annuity Payments

The Contract includes a standard death benefit for no additional charge. If You die before the Maturity Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.

Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death. We calculate the

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proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.

Upon the death of the Contractowner who is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.

The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase. This example assumes that a partial surrender is taken during the tenth Contract year but does not account for any tax consequences.

		Death Benefit
Effective Date	Your Initial Purchase Payment and Death Benefit is	$100,000
End of	Assume Your Accumulation Value grows to:	$104,340
First Contract
Year	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($104,340) and is equal to:		$104,340
Seventh	Assume Your Accumulation Value grows to:	$132,023
Contract
Anniversary	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($132,023) and is equal to:		$132,023
End of Tenth	Assume Your Accumulation Value declines to:	$71,643
Contract Year
	You then decide to partially surrender:	$25,000

	The proportion Your partial surrender represents of the Accumulation Value, which is the partial surrender amount ($25,000)	34.90%

	Divided by the Accumulation Value ($71,643) which is: Your Accumulation Value and Purchase Payment(s) are both reduced by 34.90%

	Thus, after the surrender:	$46,643
	Your Accumulation Value is:	$65,100
	Your Purchase Payment is:		$65,100
	Your Death Benefit is equal to the greater of these amounts:
End of Eleventh	Assume Your Accumulation Value declines to:	$51,483

Contract Year	Your Death Benefit is equal to the greater of Your Purchase Payment ($65,100) or Your Accumulation Value ($51,483):	$65,100

Special Requirements for Payment of Death Benefit

If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.

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Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:

If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.

If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.

If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the Contractowner’s death. This is necessary to receive federal tax treatment of annuity payments rather than the federal death benefit being treated for tax purposes as a lump sum distribution in the year of the death.

Other distribution rules apply in the case of a qualified Contract. For more information, see “Federal Income Taxes.”

Partial and Full Surrenders During the Accumulation Phase

You may make a partial or full surrender of Your Contract at any time during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.

Surrenders may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59 1⁄2. For more information, see “Federal Income Taxes.” Surrenders may also reduce the death benefit.

We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except during any period:

•	The NYSE is closed other than customary weekend and holiday closings,

•	Trading on the NYSE, as determined by the SEC, is restricted,

•

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	The SEC may by order permit for the protection of security holders.

In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract.

In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE ANNUITY INCOME PERIOD

The Maturity Date

Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date.

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However, the Maturity Date may not be within the first Contract Year or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.

The Amounts of Your Annuity Payments

Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date. In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.

After the Maturity Date, We allow no surrenders or changes among annuity payment options; in the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE ANNUITY INCOME PERIOD – Transfer of Annuity Value.” If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.

The material factors that determine the level of Your annuity benefits are:

•	Your Accumulation Value as of the initial determination date;

•	the annuity payment option You select;

•	the frequency and duration of annuity payments;

•	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and

•	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.

Variable Annuity Payments

Variable Annuity Payments vary as to dollar amount through the annuity income period based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation. The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return rate of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.

Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent. On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment. Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.

We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated

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to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.

Annuity Unit Value

The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period. The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.

Transfer of Annuity Value

Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be in writing, received in Our offices in Good Order or by telephone. We will not accept a request for transfer of annuity value by facsimile or email. We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.

Fixed Annuity Payments

Fixed Annuity Payments are a constant dollar amount throughout the annuity income period. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.

Annuity Payment Options

The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity. (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

Option 2a–Joint and Survivor Life Annuity. (Available on either a variable or a fixed basis or both). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity. (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

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Option 2c–Joint and One-Half to Survivor Life Annuity. (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years. (Available on either a variable or a fixed basis or both). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will continue to pay the Beneficiary’s estate the remaining guaranteed payments.

Option 4–Refund Life Annuity. (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will continue to the Beneficiary until the total of all payments made equal such Accumulation Value.

Death after Commencement of Annuity Payments

If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Contractowner

If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.

Death of Annuitant

If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract. Any remaining annuity payments will be paid to the Beneficiary.

YOUR RIGHT TO CANCEL THE CONTRACT

You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement Contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. (We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.)

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FINANCIAL INFORMATION

CALCULATING VALUES

To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account C for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.

CONTRACT EXPENSES

Surrender Charges

We assess a surrender charge when You surrender the Contract, in full or in part, except as described below. The surrender charge is designed to recover the expense of distributing Contracts that are terminated before distribution expenses have been recouped from revenue generated by these Contracts. They are deferred charges because they are not deducted from Purchase Payments. The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases each year as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
Less than 1	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. You will not be charged a surrender charge on partial surrenders during any Contract year up to the annual Free Surrender amount (discussed below) of 10% of purchase payments. You will be subject to a surrender charge on any excess over this amount at the applicable surrender charge percentage in the table. In calculating such a surrender charge, we will assume that the excess amount which you are withdrawing is coming first from Purchase Payments (which are subject to the applicable surrender charge) and then from any Accumulation Value other than Purchase Payments (which is not subject to any surrender charge). If you have made Purchase Payments at different times, your Purchase Payments will be treated as being withdrawn in the order that we have received them (i.e., first-in, first-out).

Each Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”). This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion

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only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live. We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death of the Annuitant during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us for any business purpose, including the payment of expenses of distributing the Contract.

OTHER CHARGES

Annual Contract Charge

We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only. The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.

Premium Tax Charge

Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

FEDERAL TAX INFORMATION

This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or an individual retirement plan, such as traditional or Roth IRA. If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred. Purchase Payments for a Contract

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purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.

Taxation of Non-Qualified Contracts

Diversification

In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified retirement plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of Our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give owners investment control over separate account assets, We reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. For more information on these rules, see “Special Requirements for Payment of Death Benefit.”

Non-Natural Persons

When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes. This summary assumes that the Contractowner is a natural person.

Purchase Payments

Your Purchase Payments under a non-qualified Contract are not deductible from Your gross income for federal income tax purposes.

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Increases in Accumulation Value

Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.

Annuity Payments

Once annuity payments begin, under a non-qualified Contract, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of Your Investment in the Contract. Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable.

For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

•	dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and

•	multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.

Surrenders

Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:

•

a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis in which distributions generally are taxed as earnings first, followed by a return of the cost basis); and

•	a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 1⁄2 subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on surrenders that are:

•	made on or after the death of a Contractowner;

•	attributable to the taxpayer’s becoming disabled; or

•

made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary. If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59 1⁄2 or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. Also, additional exceptions apply to distributions from a qualified Contract.

If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss. For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.

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Death Benefits

Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:

•	if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

•	if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the federal estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges

Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.

Tax Withholding and Reporting

The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”

For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non-periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by Us (or Our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of Your Investment in the Contract to Your total account balance or accrued benefit

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under the retirement plan. Your Investment in the Contract generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, Your Investment in the Contract under a qualified Contract can be zero.

In the case of a distribution from a qualified Contract taken before You reach age 59 1/2, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. There are a number of exceptions. Consult a tax adviser.

Qualified Contracts have required minimum distribution (RMD) rules that govern the timing and amount of distributions. You should refer to Your retirement plan or consult a tax advisor for more information about these distribution rules. The SECURE Act and SECURE 2.0 Act were passed as part of the comprehensive government appropriations bills in 2019 and 2022, respectively (referred to collectively as the “SECURE Act”). The SECURE Act makes significant changes to laws affecting retirement plans, including the RMD rules. In particular,

•

The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions but will have to take their distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries which include surviving spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

•

The age on which RMDs generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.

Consult Your tax adviser if You think You may be affected by these changes.

Distributions from qualified Contracts generally are subject to withholding for the Contractowner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Contractowner’s tax status. The Contractowner will be provided the opportunity to elect not have tax withheld from distributions. However, “Eligible rollover distributions” from certain qualified Contracts are subject to a mandatory federal income tax withholding of 20% unless directly rolled over to an eligible retirement plan.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While We are not discussing the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.

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Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Definition of Spouse

All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Other Tax Issues

We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account C. We may, however, assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.

Each of the Funds available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

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Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for federal tax purposes, which would result in the current taxation to the Contractowner of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS

Because the underlying Funds are not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:

•	shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;

•

shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

•	in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and

•

in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount. The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the

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right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.

PROCESSING TRANSACTIONS

Generally, Your transaction requests will be processed as of the Valuation Date on which We receive them at Our Administrative Office, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.

RESERVATION OF RIGHTS

We also reserve the right to make certain changes to the Contract, Separate Account C or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, We may:

•	operate Separate Account C in any form permitted by law;

•	add, delete, combine, or modify Subaccounts of Separate Account C;

•	add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;

•	amend or obtain and continue any exemptions under the Contract if required to comply with federal tax law requirements, the Internal Revenue Code or any other applicable federal or state law; or

•	make any necessary technical changes in the Contract in order to conform with any of the above actions.

STATE VARIATIONS

Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations. We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.

DISTRIBUTION OF THE CONTRACT

The Contracts are no longer offered for new sales, but existing Contractowners may continue to make additional Purchase Payments. As such, the Contract is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Contracts. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Contracts. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying Funds or their affiliates.

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1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Contracts held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a Purchase Payment is invested in a Contract. We pay a commission of 5.868% on each Purchase Payment. No other compensation is paid to Cetera with respect to any other Contractowner transactions under the Contract. After the second Contract Year, We may also pay Cetera an amount equal to 0.10% of a Contract’s Accumulation Value on an annual basis.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Contract, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on Purchase Payments invested in the Contract. Additional payments may be made to Cetera that are not directly related to the investment of additional Purchase Payments in the Contract, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Contract does not assess a front-end sales charge, so You do not directly pay for the sales and distribution expenses of NNY when You make a Purchase Payment. You indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Contract. Any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Contract may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Contracts. Depending on when You made Your last Purchase Payment, Your Contract may be subject to a surrender charge if You fully or partially surrender the Contract. See “CONTRACT EXPENSES—Surrender Charges” under “FINANCIAL INFORMATION.” Proceeds received by NNY from any surrender charges imposed under the Contract may be used to reimburse NNY for sales and distribution expenses.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

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The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

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REPORTS

Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.

If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Contract

The following is a list of underlying Funds available under the Contract. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000020 . You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income.	Macquarie VIP Fund for Income Series – Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.75%*	13.27%	5.16%	3.94%
To seek long-term growth of capital and current income.	Macquarie VIP Growth and Income Series – Delaware Management Company Macquarie Investment Management Global Limited	0.72%*	12.11%	12.14%	8.00%
To seek long-term capital growth.	Macquarie VIP International Core Equity Series – Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	13.58%	6.08%	4.76%
To seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series – Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.63%*	7.57%	2.22%	2.37%
To seek current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series – Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.53%*	5.29%	1.60%	0.68%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek long-term capital growth.	Macquarie VIP Opportunity Series – Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	16.30%	12.25%	7.37%
To seek long-term growth of capital.	Macquarie VIP Growth Equity Series – Delaware Management Company Macquarie Investment Management Global Limited	0.77%	38.40%	17.90%	13.50%
To seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series – Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.85%*	12.63%	7.06%	4.90%
To seek capital appreciation.	Macquarie VIP Small Cap Value Series – Delaware Management Company Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
Seeks to maximize current income to the extent consistent with preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) – Goldman Sachs Asset Management, L.P.	0.19%*	5.05%	1.82%	1.19%

*	This Fund’s annual expenses reflect temporary fee reductions.

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To learn more about the Contract, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221949

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2024

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses dated May 1, 2024 for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C (“Separate Account C” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office or by visiting our website at www.nfg.com. Separate Account C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” and an individual variable annuity contract called the “First Choice”.

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

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GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Contracts. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Contracts.

Separate Account Assets. Separate Account C was established on December 21, 1989 under the provisions of the New York Insurance Law. Separate Account C’s assets are segregated from the assets of NNY, and that portion of Separate Account C’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of NNY. Separate Account C is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street Suite 1600, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Contracts. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Contract for new sales, but owners of existing Contracts may continue to make additional Purchase Payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2021, 2022, and 2023, 1851 received underwriting commissions of $178,760, $130,251, and $106,499 respectively, in connection with the Contracts.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

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Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2021	$16,497.00

2022	$24,541.09

2023	$21,809.66

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account C, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by Us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)

is a factor representing the charges deducted for mortality and expense risks. For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.

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The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account. The First Choice Contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value. The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account C, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix III, Example A.)

Amount of Annuity Payments. When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice Contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice Contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice Contracts) by the number of Accumulation Units owned. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value. For First Choice Contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice Contracts. For First Choice Contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

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A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice Contract) per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request in Good Order. However, NNY reserves the right to suspend or postpone the date of any payment due under the Contracts for any period (i) the NYSE is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

In addition, for the First Choice Contract, NNY may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. NNY will mail to each Contractowner, at the last known address of record at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on NNY unless such assignment is in writing and is filed with NNY at its home office.

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Variable Annuity Fund C as of December 31, 2023 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

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APPENDICES

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining

the Net Investment Factor of a Subaccount

of Separate Account C

Net Investment Factor =	A + B -C	-E
D

Where:

A = The Net Asset Value of a Fund share as of the end of the current Valuation Period.
Assume			= $8.51000000
B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
C = The per share amount of any taxes deducted by Us			= 0
Assume			= 0
D = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
Assume			= $8.39000000
E = The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
On a daily basis			= .00002740

Then, the Net Investment Factor =	8.51000000 + 0 -0	- .00002740	= 1.01427534
8.39000000

EXAMPLE B

Formula and Illustration for Determining

Accumulation Unit Value of a Subaccount

of Separate Account C

Accumulation Unit Value = A x B
Where:

A = The Accumulation Unit Value for the immediately preceding Valuation Period.
Assume	= $1.46328760
B = The Net Investment Factor for the current Valuation Period.
Assume	= 1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534	= 1.48417653

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APPENDIX II

EXAMPLE A

Formula and Illustration for Determining

Death Benefit Payable Under

Annuity Option 4-Unit Refund Life Annuity

For Separate Account C (Tax Tamer I only)

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A	- (CxD), if	A	is greater than CxD
	B		B

Where:

A = The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
Assume	= $20,000.00
B = The Annuity Unit Value at the Annuity Commencement Date.
Assume	= $1.08353012
C = The number of Annuity Units represented by each payment made.
Assume	= 116.61488844
D = The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death.
Assume	= 30

Then the number of Annuity Units Payable:

$20,000.00	- (116.61488844x 30)
$1.08353012

= 18,458.18554633 - 3,498.44665320

= 14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

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APPENDIX III

EXAMPLE A

Formula and Illustration for Determining

Annuity Unit Value of

Separate Account C

Annuity Unit Value = A x B x C

Where:

A = Annuity Unit Value of the immediately preceding Valuation Period.
Assume	= $1.10071211

B = Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.
Assume	= 1.00083530

C = A factor to neutralize the assumed interest rate of 3 1⁄2% built into the Annuity Tables used.
Daily factor equals	= 0.99990575

Then, the Annuity Value is:

$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining

Amount of First Monthly Variable Annuity Payment from

Separate Account C

First Monthly Variable Annuity Payment =	A $1,000	x B

Where:

A = The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
Assume	= $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
Assume	= $6.40

Then, the first Monthly Variable Payment =	$20,000 $1,000	x $6.40 = $128.00

7

EXAMPLE C

Formula and Illustration for Determining

the Number of Annuity Units for Separate Account C

Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A B

Where:

A = The dollar amount of the first monthly Variable Annuity Payment.
Assume	= $128.00

B = The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
Assume	= $1.09763000

Then, the number of Annuity Units =	$128.00 $1.09763000	= 116.61488844

EXAMPLE D

Formula and Illustration for Determining

the Amount of Second and Subsequent Monthly Variable

Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A = The Number of Annuity Units represented by each monthly Variable Annuity Payment.
Assume	= 116.61488844

B = The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
Assume	= $1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

8

9

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

December 31, 2023

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENT OF NET ASSETS

December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International
Assets:

Investments at fair value	$5,971,845	$9,171,655	$78,159,921	$14,647,612

Total assets	$5,971,845	$9,171,655	$78,159,921	$14,647,612

Total net assets	$5,971,845	$9,171,655	$78,159,921	$14,647,612

Units outstanding	392,436	143,684	492,032	235,661

Investment shares held	5,971,845	1,623,302	2,437,926	874,484

Investments at cost	$5,971,845	$10,103,819	$72,051,276	$15,970,766

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Variable Annuity Fund C	$15.217	392,436	$63.832	143,684	$158.851	492,032	$62.155	235,661

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENT OF NET ASSETS

December 31, 2023

(Continued)

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity
Assets:

Investments at fair value	$19,076,749	$9,221,166	$4,664,785	$11,751,184

Total assets	$19,076,749	$9,221,166	$4,664,785	$11,751,184

Total net assets	$19,076,749	$9,221,166	$4,664,785	$11,751,184

Units outstanding	509,432	274,183	481,039	457,567

Investment shares held	1,172,511	1,051,444	511,490	674,193

Investments at cost	$17,454,510	$10,915,353	$4,789,234	$10,279,770

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Variable Annuity Fund C	$37.447	509,432	$33.631	274,183	$9.697	481,039	$25.682	457,567

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENT OF NET ASSETS

December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)
Assets:

Investments at fair value	$9,062,801	$20,231,740	$-	$-

Total assets	$9,062,801	$20,231,740	$-	$-

Total net assets	$9,062,801	$20,231,740	$-	$-

Units outstanding	540,007	1,760,479	-	-

Investment shares held	725,605	527,005	-	-

Investments at cost	$8,748,607	$17,664,716	$-	$-

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Variable Annuity Fund C	$16.783	540,007	$11.492	1,760,479	$-	-	$-	-

(a) Addition. See Note 2.

(b) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International
Income:

Dividends	$310,687	$653,136	$1,679,144	$233,247

Expenses:

Mortality and administrative expenses	63,270	102,373	729,871	162,217

Net investment income (loss)	247,417	550,763	949,273	71,030

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	-	(716,580)	(430,851)	(601,835)

Realized gain distributions	-	-	2,918,462	-

Realized gain (loss)	-	(716,580)	2,487,611	(601,835)

Change in unrealized appreciation (depreciation) during the year	-	1,310,997	4,905,880	2,562,556

Net increase (decrease) in net assets from operations	$247,417	$1,145,180	$8,342,764	$2,031,751

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity
Income:

Dividends	$18,960	$429,888	$140,680	$75,038

Expenses:

Mortality and administrative expenses	186,465	98,563	50,764	118,184

Net investment income (loss)	(167,505)	331,325	89,916	(43,146)

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	624,518	(704,741)	(87,840)	328,339

Realized gain distributions	4,736,731	-	-	912,603

Realized gain (loss)	5,361,249	(704,741)	(87,840)	1,240,942

Change in unrealized appreciation (depreciation) during the year	651,239	965,465	199,866	499,942

Net increase (decrease) in net assets from operations	$5,844,983	$592,049	$201,942	$1,697,738

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)
Income:

Dividends	$215,745	$—	$710,498	$289,116

Expenses:

Mortality and administrative expenses	95,044	134,511	65,743	82,377

Net investment income (loss)	120,701	(134,511)	644,755	206,739

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	(70,979)	174,219	(1,158,020)	(1,267,635)

Realized gain distributions	43,149	—	1,531,282	1,946,956

Realized gain (loss)	(27,830)	174,219	373,262	679,321

Change in unrealized appreciation (depreciation) during the year	937,279	2,567,024	(1,465,142)	(1,951,722)

Net increase (decrease) in net assets from operations	$1,030,150	$2,606,732	$(447,125)	$(1,065,662)

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$247,417	$34,071	$550,763	$649,933

Realized gain distributions	-	-	-	211,389

Realized gains (losses)	-	-	(716,580)	(656,697)

Unrealized appreciation (depreciation) during the year	-	-	1,310,997	(2,089,885)

Net increase (decrease) in net assets from operations	247,417	34,071	1,145,180	(1,885,260)

Contract transactions:

Net insurance premiums from contract owners	8,272	2,736	17,956	21,885

Transfers between subaccounts	806,488	248,214	27,132	134,693

Transfers for contract benefits and terminations	(1,505,692)	(2,158,144)	(3,184,357)	(4,084,097)

Contract maintenance charges	(1,917)	(2,096)	(2,664)	(2,850)

Net increase (decrease) in net assets resulting from contract transactions	(692,849)	(1,909,290)	(3,141,933)	(3,930,369)

Total increase (decrease) in net assets	(445,432)	(1,875,219)	(1,996,753)	(5,815,629)

Net assets at beginning of period	6,417,277	8,292,496	11,168,408	16,984,037

Net assets at end of period	$5,971,845	$6,417,277	$9,171,655	$11,168,408

	Delaware VIP Growth & Income		Delaware VIP International
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$949,273	$937,860	$71,030	$104,793

Realized gain distributions	2,918,462	7,110,246	-	1,660,862

Realized gains (losses)	(430,851)	324,130	(601,835)	(783,355)

Unrealized appreciation (depreciation) during the year	4,905,880	(6,936,476)	2,562,556	(5,450,585)

Net increase (decrease) in net assets from operations	8,342,764	1,435,760	2,031,751	(4,468,285)

Contract transactions:

Net insurance premiums from contract owners	29,273	30,034	19,548	18,589

Transfers between subaccounts	18,899,779	(1,230,034)	(553,989)	458,499

Transfers for contract benefits and terminations	(15,282,353)	(13,931,133)	(3,731,256)	(4,872,064)

Contract maintenance charges	(9,021)	(7,348)	(3,196)	(3,301)

Net increase (decrease) in net assets resulting from contract transactions	3,637,678	(15,138,481)	(4,268,893)	(4,398,277)

Total increase (decrease) in net assets	11,980,442	(13,702,721)	(2,237,142)	(8,866,562)

Net assets at beginning of period	66,179,479	79,882,200	16,884,754	25,751,316

Net assets at end of period	$78,159,921	$66,179,479	$14,647,612	$16,884,754

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Growth Equity		Delaware VIP Investment Grade
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(167,505)	$(204,253)	$331,325	$369,020

Realized gain distributions	4,736,731	4,104,424	-	208,698

Realized gains (losses)	624,518	1,161,512	(704,741)	(682,038)

Unrealized appreciation (depreciation) during the year	651,239	(12,229,351)	965,465	(2,764,472)

Net increase (decrease) in net assets from operations	5,844,983	(7,167,668)	592,049	(2,868,792)

Contract transactions:

Net insurance premiums from contract owners	14,900	10,054	10,220	17,502

Transfers between subaccounts	(72,254)	625,067	321,992	318,255

Transfers for contract benefits and terminations	(3,540,829)	(3,993,972)	(2,480,642)	(3,732,514)

Contract maintenance charges	(5,475)	(5,436)	(2,222)	(2,525)

Net increase (decrease) in net assets resulting from contract transactions	(3,603,658)	(3,364,287)	(2,150,652)	(3,399,282)

Total increase (decrease) in net assets	2,241,325	(10,531,955)	(1,558,603)	(6,268,074)

Net assets at beginning of period	16,835,424	27,367,379	10,779,769	17,047,843

Net assets at end of period	$19,076,749	$16,835,424	$9,221,166	$10,779,769

	Delaware VIP Limited Duration Bond		Delaware VIP Opportunity
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$89,916	$71,486	$(43,146)	$(108,634)

Realized gain distributions	-	-	912,603	1,114,996

Realized gains (losses)	(87,840)	(86,591)	328,339	570,099

Unrealized appreciation (depreciation) during the year	199,866	(349,453)	499,942	(4,063,218)

Net increase (decrease) in net assets from operations	201,942	(364,558)	1,697,738	(2,486,757)

Contract transactions:

Net insurance premiums from contract owners	872	872	13,572	14,601

Transfers between subaccounts	528,045	(85,274)	456,636	262,672

Transfers for contract benefits and terminations	(1,416,473)	(1,851,190)	(2,693,181)	(3,352,362)

Contract maintenance charges	(1,218)	(1,375)	(4,189)	(4,570)

Net increase (decrease) in net assets resulting from contract transactions	(888,774)	(1,936,967)	(2,227,162)	(3,079,659)

Total increase (decrease) in net assets	(686,832)	(2,301,525)	(529,424)	(5,566,416)

Net assets at beginning of period	5,351,617	7,653,142	12,280,608	17,847,024

Net assets at end of period	$4,664,785	$5,351,617	$11,751,184	$12,280,608

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Total Return		Delaware VIP Small Cap Value(a)
	2023	2022	2023
Increase (decrease) in net assets from operations:

Net investment income (loss)	$120,701	$141,523	$(134,511)

Realized gain distributions	43,149	1,125,600	-

Realized gains (losses)	(70,979)	43,598	174,219

Unrealized appreciation (depreciation) during the year	937,279	(2,885,051)	2,567,024

Net increase (decrease) in net assets from operations	1,030,150	(1,574,330)	2,606,732

Contract transactions:

Net insurance premiums from contract owners	14,930	19,570	13,984

Transfers between subaccounts	727,305	(13,013)	20,752,424

Transfers for contract benefits and terminations	(2,560,333)	(3,171,191)	(3,138,942)

Contract maintenance charges	(3,241)	(3,495)	(2,458)

Net increase (decrease) in net assets resulting from contract transactions	(1,821,339)	(3,168,129)	17,625,008

Total increase (decrease) in net assets	(791,189)	(4,742,459)	20,231,740

Net assets at beginning of period	9,853,990	14,596,449	-

Net assets at end of period	$9,062,801	$9,853,990	$20,231,740

	Delaware VIP Equity Income(b)		Delaware VIP Special Situations(b)
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$644,755	$314,441	$206,739	$(80,273)

Realized gain distributions	1,531,282	2,742,117	1,946,956	1,655,214

Realized gains (losses)	(1,158,020)	607,445	(1,267,635)	997,266

Unrealized appreciation (depreciation) during the year	(1,465,142)	(3,232,896)	(1,951,722)	(7,060,756)

Net increase (decrease) in net assets from operations	(447,125)	431,107	(1,065,662)	(4,488,549)

Contract transactions:

Net insurance premiums from contract owners	6,222	8,507	13,104	21,247

Transfers between subaccounts	(19,246,346)	(536,913)	(22,895,088)	(209,226)

Transfers for contract benefits and terminations	(1,260,371)	(5,629,109)	(1,717,828)	(6,420,378)

Contract maintenance charges	(1,201)	(3,739)	(1,513)	(4,729)

Net increase (decrease) in net assets resulting from contract transactions	(20,501,696)	(6,161,254)	(24,601,325)	(6,613,086)

Total increase (decrease) in net assets	(20,948,821)	(5,730,147)	(25,666,987)	(11,101,635)

Net assets at beginning of period	20,948,821	26,678,968	25,666,987	36,768,622

Net assets at end of period	$-	$20,948,821	$-	$25,666,987

(a)	Addition. See Note 2.
(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Organization

First Investors Life Variable Annuity Fund C (“Separate Account C”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund.

Delaware VIP Fund Series portfolios:

Fund for Income, Growth & Income, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Small Cap Value.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Additions, Mergers, Liquidations and Name Changes

A. Additions

Delaware VIP Small Cap Value Series as of April 28, 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Delaware VIP Equity Income Series merged with Delaware VIP Growth and Income Series as of April 28, 2023.

Delaware VIP Special Situation Series merged with Delaware VIP Small Cap Value Series as of April 28, 2023.

C. Liquidations

There were no Liquidations in 2022 or 2023.

D. Name Changes

There were no name changes in 2022 or 2023.

Note 3—Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 3—Significant Accounting Policies (Continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as the possibility for elevated mortality rates and market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Conditional Value - Single vs Multiple Funds - undefined at the end of each New York Stock Exchange business day, as determined by the Conditional Value - Single vs Multiple Funds - undefined. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 4—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

Subaccount	Cost of Purchases	Proceed from Sales

Goldman Sachs VIT Government Money Market	$1,182,139	$(1,627,571)

Delaware VIP Fund for Income	812,494	(3,403,664)

Delaware VIP Growth & Income	23,430,322	(15,924,843)

Delaware VIP International	403,846	(4,601,709)

Delaware VIP Growth Equity	5,315,601	(4,350,033)

Delaware VIP Investment Grade	720,778	(2,540,105)

Delaware VIP Limited Duration Bond	647,114	(1,445,972)

Delaware VIP Opportunity	1,542,452	(2,900,157)

Delaware VIP Total Return	1,108,549	(2,766,038)

Delaware VIP Small Cap Value(a)	20,829,822	(3,339,325)

Delaware VIP Equity Income(b)	2,278,456	(20,593,943)

Delaware VIP Special Situations (b)	2,249,090	(24,685,980)

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

Note 5—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and administrative expense” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges of $35 from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units. An additional administrative charge of $7.50 may be deducted annually by NNY from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2023.

Contract Surrender Charge - These Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (“CDSC”) of the value of the Accumulation Units surrendered. These expenses are included in a separate line item “Transfers for contract benefits and terminations” in the accompanying statements of operations.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 5—Related Party Transactions and Charges and Deductions (Continued)

CDSC Charges	Length of Time
8%	<1
7%	1
6%	2
5%	3
4%	4
3%	5
2%	6
1%	7
0%	>8

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Daily M&E and Administrative Fees

As mentioned above, these fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and administrative expense” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. NNY deducts an amount equal on an annual basis to 1.00% of the daily net asset value of the Separate Account.

NNY may deduct other charges depending on the policy terms.

Note 6—Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2023 and 2022 were as follows:

	For the period ended December 31, 2023			For the period ended December 31, 2022
	Units	Units	Net Increase	Units	Units	Net Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Goldman Sachs VIT Government Money Market	60,166	(106,307)	(46,141)	51,439	(182,780)	(131,341)

Delaware VIP Fund for Income	3,062	(55,588)	(52,526)	2,721	(69,234)	(66,513)

Delaware VIP Growth & Income	135,038	(105,399)	29,639	727	(110,386)	(109,659)

Delaware VIP International	3,438	(73,245)	(69,807)	6,582	(82,392)	(75,810)

Delaware VIP Growth Equity	19,423	(126,028)	(106,605)	20,473	(132,156)	(111,683)

Delaware VIP Investment Grade	9,876	(77,030)	(67,154)	7,056	(108,955)	(101,899)

Delaware VIP Limited Duration Bond	55,035	(149,238)	(94,203)	6,848	(211,938)	(205,090)

Delaware VIP Opportunity	26,236	(119,231)	(92,995)	15,077	(148,279)	(133,202)

Delaware VIP Total Return	57,267	(172,002)	(114,735)	6,539	(210,570)	(204,031)

Delaware VIP Small Cap Value(a)	2,065,088	(304,609)	1,760,479	-	-	-

Delaware VIP Equity Income(b)	845	(382,726)	(381,881)	2,161	(118,523)	(116,362)

Delaware VIP Special Situations(b)	147	(208,857)	(208,710)	866	(52,243)	(51,377)

(a)	Addition. Se’e Note 2.

(b)	Merger. See Note 2.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 follows:

	At December 31,			For the periods ended December 31,

			Net	Investment

	Units	Unit	Assets	Income	Expense	Total

	(000’s)	Fair Value	(000’s)	Ratio[1]	Ratio[2]	Return[3]

Goldman Sachs VIT Government Money Market

2023	392	15.217	5,972	4.93%	1.00%	4.00%

2022	439	14.632	6,417	1.48%	1.00%	0.56%

2021	570	14.550	8,292	0.01%	1.00%	(0.99%)

2020	727	14.696	10,688	0.15%	1.00%	(0.83%)

2019	197	14.819	2,949	1.19%	1.00%	0.34%

Delaware VIP Fund for Income

2023	144	63.832	9,172	6.41%	1.00%	12.14%

2022	196	56.921	11,168	5.85%	1.00%	(11.95%)

2021	263	64.646	16,984	5.30%	1.00%	3.83%

2020	322	62.261	20,041	6.06%	1.00%	6.87%

2019	422	58.258	24,615	5.42%	1.00%	11.66%

Delaware VIP Growth & Income

2023	492	158.851	78,160	2.30%	1.00%	10.99%

2022	462	143.124	66,179	2.33%	1.00%	2.49%

2021	572	139.641	79,882	1.86%	1.00%	20.98%

2020	706	115.426	81,592	2.07%	1.00%	(1.46%)

2019	873	117.130	102,300	1.62%	1.00%	24.35%

Delaware VIP International

2023	236	62.155	14,648	1.44%	1.00%	12.45%

2022	305	55.275	16,885	1.54%	1.00%	(18.16%)

2021	381	67.539	25,751	0.99%	1.00%	5.80%

2020	449	63.839	28,661	-	1.00%	6.09%

2019	538	60.173	32,404	0.78%	1.00%	23.66%

Delaware VIP Growth Equity

2023	509	37.447	19,077	0.10%	1.00%	37.02%

2022	616	27.329	16,835	-	1.00%	(27.33%)

2021	728	37.607	27,367	0.03%	1.00%	37.84%

2020	906	27.283	24,720	0.41%	1.00%	28.21%

2019	1,121	21.280	23,860	0.31%	1.00%	23.11%

Delaware VIP Investment Grade

2023	274	33.631	9,221	4.38%	1.00%	6.49%

2022	341	31.581	10,780	3.85%	1.00%	(17.89%)

2021	443	38.462	17,048	3.11%	1.00%	(1.71%)

2020	522	39.132	20,428	3.60%	1.00%	10.79%

2019	636	35.320	22,487	3.82%	1.00%	11.50%

Delaware VIP Limited Duration Bond

2023	481	9.697	4,665	2.78%	1.00%	4.24%

2022	575	9.303	5,352	2.14%	1.00%	(5.14%)

2021	780	9.808	7,653	2.21%	1.00%	(1.67%)

2020	989	9.974	9,947	2.86%	1.00%	2.75%

2019	1,217	9.707	11,889	0.64%	1.00%	3.05%

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,

			Net	Investment

	Units	Unit	Assets	Income	Expense	Total

	(000’s)	Fair Value	(000’s)	Ratio[1]	Ratio[2]	Return[3]

Delaware VIP Opportunity

2023	458	25.682	11,751	0.64%	1.00%	15.14%

2022	551	22.306	12,281	0.23%	1.00%	(14.54%)

2021	684	26.101	17,847	1.21%	1.00%	21.90%

2020	844	21.413	18,074	0.69%	1.00%	9.69%

2019	922	19.520	18,001	1.22%	1.00%	28.82%

Delaware VIP Total Return

2023	540	16.783	9,063	2.28%	1.00%	11.51%

2022	655	15.050	9,854	2.23%	1.00%	(11.45%)

2021	859	16.997	14,596	2.28%	1.00%	15.20%

2020	969	14.754	14,349	2.13%	1.00%	(0.10%)

2019	1,104	14.769	16,348	1.90%	1.00%	17.70%

Delaware VIP Small Cap Value

2023(a)	1,760	11.492	20,232	—	1.00%	13.76%

Delaware VIP Equity Income

2023(b)	—	—	—	3.60%	1.00%	(1.99%)

2022	382	54.857	20,949	2.38%	1.00%	2.45%

2021	498	53.546	26,679	1.81%	1.00%	20.98%

2020	594	44.261	26,293	2.55%	1.00%	(1.32%)

2019	726	44.854	32,565	3.01%	1.00%	21.49%

Delaware VIP Special Situations

2023(b)	—	—	—	1.17%	1.00%	(4.56%)

2022	209	122.979	25,667	0.74%	1.00%	(13.01%)

2021	260	141.370	36,769	0.90%	1.00%	32.94%

2020	338	106.337	35,934	1.73%	1.00%	(2.83%)

2019	410	109.432	44,866	0.71%	1.00%	19.16%

(a)	Addition. See Note 2.
(b)	Merger. See Note 2.

1

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

2

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3

These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 8—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Variable Annuity Fund C:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise First Investors Life Variable Annuity Fund C (the Separate Account) as of December 31, 2023, the related statements of operations for the year then ended (or for the period indicated in the Appendix), statements of changes in net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations for the year then ended (or for the period indicated in the Appendix), the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

Appendix

Unless noted otherwise, statements of operations for the year ended December 31, 2023 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2023.

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Small Cap Value (2)

Delaware VIP Equity Income (1)

Delaware VIP Special Situations (1)

(1) Statements of operations for the period January 1, 2023 to April 28, 2023 (merger date) and the statement of changes for the period January 1, 2023 to April 28, 2023 (merger date) and for the year ended December 31, 2022.

(2) Statements of operations and changes in net assets for the period April 28, 2023 (commencement of operations) to December 31, 2023.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, Suite 1600

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2023 The Nassau Companies of New York	12-23

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing the Separate Account.[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers.[1]

(3)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[4]

(4)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[4]

(d)	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in the Separate Account.[3]

(e)	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contract provided in response to (4) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of NNY.[4]

(2)	By-laws of NNY.[4]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[4]

(g)	Not applicable.

(h)	Participation Agreements:

(1)	Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Acount and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[4]

(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[5]

(i)	Administrative contracts:

(1)	Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[4]

(2)

Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239740), filed via EDGAR on April 29, 2022.

(j)	Not applicable.

(k)	Opinion and consent of counsel.[4]

(l)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer, Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239740), filed via EDGAR on April 29, 2022.

(2)

Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-239740), filed via EDGAR on April 28, 2023.

(3)	Power of attorney for Gary France - FILED HEREWITH

[1]	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File Nos. 033-33419, 811-06130) filed by the Registrant on May 19, 1997.

[2]	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (File Nos. 033-33419, 811-06130) filed by the Registrant on April 28, 2011.

[3]	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File Nos. 033-33419, 811-06130) filed by the Registrant on March 15, 2010.

[4]	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333-239740, 811-06130) filed by the Registrant on July 8, 2020.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-239740, 811-06130) filed by the Registrant on April 30, 2021.

Item 28. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor
Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Christine Janofsky	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, and Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

Jordan Price	Vice President and Chief Corporate Development Officer

Gary France	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd. (Cayman) [Contract]
Nassau Financial Group, L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
NCA Realty Partners LLC (Delaware) [100%]
NCA Realty Partners GP I LLC (Delaware) [100%]
NCA Realty Fund I LP (Delaware) [Contract]
NCARP SGP LLC (Delaware) [100%]
Nassau NGC Holdings LLC (Delaware) [100%]
NGC Capital Management LLC (Delaware) [100%]
NGC Capital UGP LLC (Delaware) [100%]
Nassau Global Credit GP LP (Delaware) [100%]
NGC Loan Fund LP (Delaware) [Contract]
NGC Enhanced Loan Master Fund LP (Cayman) [Contract]
NGC Enhanced Loan Offshore Fund LP (Cayman) [Contract]
NGC Enhanced Loan Fund LP (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II UGP, LLC (Delaware) [100%]
AIC Credit Opportunities Partners Fund II GP, L.P. (Delaware) [100%]
AIC Credit Opportunities Partners Master Fund II, LP (Cayman) [Contract]
AIC COP Investments LLC (Cayman) [Contract]
AIC COP Facility 2, LLC (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II (Offshore), L.P. (Cayman) [Contract]
AIC Credit Opportunities Partners Fund II, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II-A, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P. (Cayman) [Contract]
Nassau Global Credit LLC (Delaware) [100%]
NGC CLO Manager LLC (Delaware) [100%]
NGC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Cayman) [Contract]
Nassau Private Credit Offshore Fund LP (Cayman) [Contract]
NPC Tactical Opportunities Fund LP (Delaware) [Contract]
BSL Corporate Credit Opportunities 1 LP (Delaware) [Contract]
NPC SGP LLC (Delaware) [100%]
Nassau NGC Blocker (UK) Ltd. (Cayman) [100%]
NGC Management (UK) Ltd. (Great Britain) [100%]

Nassau Global Credit (UK) LLP (Delaware) [99%1]
NPC Diversified Income GP LLC (Delaware) [100%]
NPC Diversified Income Ratings Passthrough Feeder Fund LP (Delaware) [Contract]
NPC Diversified Income Fund LP (Delaware) [Contract]
NPC Diversified Income Master Fund LP (Cayman) [Contract]
NPC Diversified Income Offshore Fund LP (Cayman) [Contract]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
The Nassau Companies (Delaware) [100%]
Nassau Life and Annuity Company (Connecticut) [100%]
Nassau Life and Annuity Company ABS C-I LLC (Connecticut) [100%]
Nassau Life and Annuity Company ABS D-I LLC (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%]
Nassau Life Insurance Company of Kansas (Kansas) [100%]
Nassau Distribution Holdings II LLC (Delaware) [100%]
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Sunrise Re, Inc. (Vermont) [100%]
Nassau Re/Imagine LLC (Delaware) [100%]
Nassau Employee Co-Invest Fund II LLC (Delaware) [50.20%]
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%2]
Nassau CLO SPV-II LLC (Delaware) [54.34%3]
Nassau Life Insurance Company (New York) [100%]

[1]	NCC Management (UK) Ltd. owns 1%
[2]	Current and former employees of The Nassau Companies of New York and its affiliates own 40.25%.
[3]	Current and former employees of The Nassau Companies of New York and its affiliates own 42.88%.

Item 30. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the contracts supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
Stephen Anderson	President and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Chief Compliance Officer

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the contracts supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

NNY represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by NNY under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 30th day of April, 2024.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT C)
(Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer
Nassau Life Insurance
Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer
Nassau Life Insurance
Company

As required by the Securities Act of 1993, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239740 on April 30, 2024.

Signature	Title
/s/ Phillip J. Gass *Phillip J. Gass	President, Chief Executive Officer and Director

/s/ Kostas Cheliotis Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

/s/ Thomas M. Buckingham *Thomas M. Buckingham	Vice President and Chief Growth Officer, and Director

/s/ Christine Janofsky *Christine Janofsky	Vice President, Chief Financial Officer & Treasurer

/s/ Gary France *Gary France	Vice President and Chief Accounting Officer

/s/ Leanne M. Bell *Leanne M. Bell	Director

/s/ Kevin J. Gregson *Kevin J. Gregson	Director

/s/ Leland C. Launer *Leland C. Launer	Director

/s/ Thomas A. Williams *Thomas A. Williams	Director

By:	/s/ Kostas Cheliotis
Kostas Cheliotis *As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(l)	Consents of Independent Registered Public Accounting Firm

(p)(3)	Power of attorney for Gary France